UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : November 17, 2005

AsiaInfo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +8610 8216 6688

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2005 is being filed in order to amend Items 7.01 of such Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On November 17, 2005, the Company issued a press release announcing its acquisition of Zheda Lande Scitech Limited’s telecom operation support business group. The Company issued a corrected press release on such event on November 18, 2005. The corrected press release relating to such event is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Corrected press release dated November 18, 2005 announcing the Company’s acquisition of Zheda Lande Scitech Limited’s telecom operation support business group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: November 18, 2005	By:	/s/ Ying Han
	Name:	Ying Han
	Title:	Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Corrected press release dated November 18, 2005 announcing the Company’s acquisition of Zheda Lande Scitech Limited’s telecom operation support business group